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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                    of 1934

         Date of Report (Date of earliest event reported) - May 9, 1996


               MELLON BANK (DE) NATIONAL ASSOCIATION on behalf of
                      MELLON BANK CREDIT CARD MASTER TRUST
               (Exact name of registrant as specified in charter)


        United States                  0-27710                  51-0015912
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)

                            Tenth and Market Streets
                          Wilmington, Delaware  19801
              (Address of principal executive offices)  (Zip code)

     Registrant's telephone number, including area code - (302) 421-2229
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Item 5. Other Events

        The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.

Item 7. Financial statements and exhibits

        (c)     Exhibits.

                20.     Monthly Certificateholders Statement - Series 1995-A.

                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MELLON BANK CREDIT CARD MASTER
                                        TRUST

                                        By:  MELLON BANK (DE) NATIONAL
                                             ASSOCIATION


                                        By:  KERRY J. RYAN
Date:  May 14, 1996                          Name:  Kerry J. Ryan
                                             Title:  Senior Vice President

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                              INDEX TO EXHIBITS


Exhibit No.           Document Description               Method of Filing
   20                 Monthly Certificateholders
                      Statement - Series 1995-A           Filed herewith

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